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                             PORTER & HEDGES, L.L.P.
                         ATTORNEYS AND COUNSELORS AT LAW
                          1000 MAIN STREET, 36TH FLOOR
                            HOUSTON, TEXAS 77002-6336


     BRYAN K. BROWN
        PARTNER
Tel. Direct (713) 226-6691                                   MAILING ADDRESS:
 Fax Direct (713) 226-6291   TELECOPIER (713) 228-1331        P.O. BOX 4744
  BBROWN@PORTERHEDGES.COM     TELEPHONE (713) 226-6000    HOUSTON, TX 77210-4744


                                  July 6, 2005


Division of Corporation Finance
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-0405

         Attention:  Carmen Moncada-Terry
                     Attorney-Adviser

                Re:  Blue Dolphin Energy Company
                     Form S-3, File No. 333-124908, as amended
                     Form 10-KSB
                     Form 10-QSB
                     File No. 0-15905

Dear Ms. Moncada-Terry:

         I am writing in response to the staff's comment letter dated June 27, 2005, on the above referenced filing.

Form 10-KSB for the Fiscal Year Ended December 31, 2004

Oil and Gas Exploration and Production Activities, page 4

1. As a result of the placement of our interest in the Galveston Area Blocks 287 and 297 leases, we received proceeds of approximately $214,000 in 2005, of which approximately $74,000 was credited to the carrying value of these unevaluated leases and approximately $140,000 was recorded as a gain.

         A well was drilled on the Galveston Area Block 297 lease in 2005 which was dry, this requires no adjustments to our financial statements. If the well had been successful, we would have received a 7.5% working interest after the working interest owners recover their costs in the leases. Since we have no costs subject to depletion in our full cost pool, no depletion would have been recorded.

Proved Reserves as of December 31, 2004 table, page 6

2. We have revised the disclosures in response to your comment to present "Future Net Cash Outflows After Income Taxes" and "Present value of Future Net Cash Outflows After Income Taxes." Please see page 6 of the Amended 10-KSB. The revised

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         disclosure is consistent with the requirements of Statement of
         Financial Accounting Standards No. 69 and required by U.S. Generally Accepted Accounting Principles.

Financial Statements

Consolidated Statements of Stockholders Equity, page 33

3. We have revised the disclosure in response to your comment. Please see Page 33 of the Amended 10-KSB

Note 1 -- Organization and Significant Accounting Policies, page 37

Recognition of Pipeline Transportation Revenue, page 41

4. Revenues from pipeline transportation are recorded when volumes of natural gas and oil have been physically transported to the delivery point specified in our customer contracts. Revenues recorded are based on the contract transportation fees multiplied by volumes delivered. We define "transported" as volumes that have been delivered pursuant to our contracts. The guidelines provided in SAB 104 provide that "revenue should not be recognized until it is realized or realizable and earned," since we recognize revenue based on volumes physically delivered whereby we have earned our fee, we believe that we are recording our revenues in accordance with SAB 104.

         We have revised the disclosures in response to your comment. Please see page 40 of the Amended 10-KSB.

Note 8 - Stock Options, page 46

5. We have revised the disclosures in response to your comment. Please see pages 46-47 of the Amended 10-KSB.

Note 9 - Related Party Transactions, page 47

6. In November 2003, we converted a contingent obligation due from Drillmar into a convertible note, thus eliminating the contingent obligation. In 2002, we recorded a full impairment of our investment in Drillmar, and recorded a full reserve for the accounts receivable owed to us from Drillmar, due to Drillmar's working capital deficiency and delays in securing capital funding. The $162,000 convertible note from Drillmar was not recorded in November 2003 due to Drillmar's continued working capital deficiency and inability to secure capital funding. If Drillmar is able to pay the note and accrued interest we will record it as other income.

Note 12 - Business Segment Information, page 49

7. We have revised the disclosures in response to your comment. Please see page 49 of the Amended 10-KSB, and page 8 of the Amended 10-QSB.

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Note 13 - Supplemental Oil and Gas Information - Unaudited, page 50

8. As reflected on page 50 of our Form 10-KSB for the year ended December 31, 2004, we recognized a $25,809 gain from the sale of our working interest in High Island Block 34 in June 2004 in accordance with Rule 4-10 (c) (6) (i) of Regulation S-X.

         As of June 2004, our reserves associated with High Island Block 34 represented approximately 60% of the total reserves associated with our full cost pool. Pursuant to Rule 4- 10 (c) (6) (i), sales of oil and gas properties shall be accounted for as adjustments of capitalized costs, with no gain or loss recognized, unless such adjustments would significantly alter the relationship between capitalized costs and proved reserves. In this case, 60% of our proved reserves were sold which would significantly alter the relationship between capitalized costs and proved reserves if all the sales proceeds were recorded as an adjustment to capitalized costs, so we allocated 60% of the capitalized costs in the full cost pool to the High Island Block 34 property and credited the sales proceeds to that amount with the difference being recorded as a gain.

9. We have revised the disclosures in response to your comment. Please see page 52 of the Amended 10-KSB.

10. We used year-end prices to determine future net cash flows from our reserves. We have revised the disclosure in response to your comment. Please see page 52 of the Amended 10-KSB.

Controls and Procedures, page 54

11. We have revised the disclosures in response to your comment. Please see page 53 of the Amended 10-KSB and page 17 of the Amended 10-QSB.

12. We have revised the disclosures in response to your comment. Please see page 53 of the Amended 10-KSB and page 17 of the Amended 10-QSB.

         In the event that the staff has additional or follow-up comments to the company's filing and responses, please contact the undersigned at 713-226-6691 (phone) or 713-226-6291 (fax) or by e-mail at bbrown@porterhedges.com.

                                             Very truly yours,

                                             /s/ Bryan K. Brown

                                             Bryan K. Brown

BKB/an
cc:  G. Brian Lloyd